UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 9, 2011

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-04795 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)

The Boyle Building, 2nd Floor
31 Queen Street
Hamilton, Bermuda HM 11
(Address of principal executive offices, including zip code)

(441) 296-8560
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the Securities Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the Securities Act (17 CFR 240.13e-2(c))

Item 2.02.                      Results of Operations and Financial Condition

On March 9, 2011, the Registrant issued a press release reporting its financial results for the quarter and year ended December 31, 2010. The press release was attached as Exhibit 99.1 to an 8-K filed with the Securities Exchange Commission on March 9, 2011. The press release was correct but the exhibit to the Form 8-K contained an erroneous chart.  This Form 8-K/A is being filed to correct Exhibit 99.1

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Press Release of American Safety Insurance Holdings, Ltd. issued March 9, 2011 announcing financial results for the quarter and year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
Registrant
Date: March 22, 2011	By:	/s/ Stephen R. Crim
Stephen R. Crim
President/CEO